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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) May 3, 1995


                              HUBCO, INC.
        (Exact name of registrant as specified in its charter)


                              New Jersey
            (State or other jurisdiction of incorporation)

               1-10699                       22-2405746
     (Commission File Number)   (IRS Employer Identification No.)

           1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                (Address of principal executive offices)

                            (201) 236-2630
         (Registrant's telephone number, including area code)


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   Item 5.  Other Events.

                    In order to make the information readily available, HUBCO, Inc. is filing as an exhibit hereto a copy of the Annual Report on Form 10-K for the year ended December 31, 1995 of Hometown Bancorporation, Inc., without exhibits.


   Item 7.   Exhibits.

        99   Copy of Form 10-K of Hometown Bancorporation, Inc.
             for the year ended December 31, 1995, without exhibits.






















































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                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HUBCO, INC.

   Dated: May 5, 1996              By:    D. LYNN VAN BORKULO-NUZZO
                                          -------------------------
                                          D. Lynn Van Borkulo-Nuzzo
                                          Executive Vice President






















































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                           INDEX TO EXHIBITS

   Exhibit No.    Description
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        99        Copy of Form 10-K of Hometown Bancorporation, Inc.
                  for the year ended December 31, 1995, without exhibits.